UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2016

Date of reporting period:	January 1, 2016 — June 30, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

6|30|16

Semiannual report

Putnam VT
International Growth Fund

Putnam INVESTMENTS

Message from the Trustees

Dear Shareholder:

As summer comes to a close, we note that despite multiple headwinds and uncertainties both at home and overseas, the overall trajectory of the equity markets has been somewhat positive so far in 2016.

It is heartening that markets have recovered from various international and domestic challenges. We know volatile markets can be unsettling, but if recent events are any indication, we believe it is important not to overreact to short-term developments and to focus instead on the long term.

We believe the global environment continues to be supportive of stocks. Central banks around the world stand ready to add more stimulus and liquidity, if necessary, while the underpinnings of the U.S. economy remain solid, in our view. Overseas, higher hurdles to growth exist, but we believe that market gyrations may present investment opportunities. Within fixed income, yields have fallen —and in some cases have gone further into negative territory — as investors seek safety from turbulent markets, notably after the United Kingdom’s vote to depart the European Union.

At Putnam, our portfolio managers seek positive returns in every kind of market environment, backed by our network of global analysts and their own experience navigating changing conditions. They, and we, share a deep conviction that an active approach based on fundamental research can play a valuable role in your portfolio. In the following pages, you will find an overview of your fund’s performance for the reporting period ended June 30, 2016, as well as an outlook for the coming months.

As always, it may be helpful for you to consult with your financial advisor, who can assist you in determining if your portfolio remains aligned with your long-term goals, time horizon, and tolerance for risk.

Thank you for investing with Putnam.

Performance summary (as of 6/30/16)

Investment objective

Long-term capital appreciation

Net asset value June 30, 2016

Class IA: $17.80	Class IB: $17.75

Total return at net asset value

			MSCI EAFE
(as of 6/30/16)	Class IA shares*	Class IB shares†	Growth Index (ND)

6 months	–5.45%	–5.60%	–2.22%

1 year	–10.75	–10.95	–4.80

5 years	5.83	4.51	17.29
Annualized	1.14	0.89	3.24

10 years	28.31	25.13	32.78
Annualized	2.52	2.27	2.88

Life	128.66	118.96	103.05
Annualized	4.33	4.10	3.72

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: January 2, 1997.

† Class inception date: April 30, 1998.

The MSCI EAFE Growth Index (ND) is an unmanaged index that measures the performance in 20 countries within Europe, Australasia, and the Far East with a greater-than-average growth orientation.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. Performance of class IB shares before their inception is derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and rounding. Holdings and allocations may vary over time.

Putnam VT International Growth Fund 1

Report from your fund’s manager

Putnam VT International Growth Fund underperformed its benchmark, the MSCI EAFE Growth Index [ND], for the six-month reporting period ended June 30, 2016. What led to this result?

It was a challenging period for stock investors, particularly during the opening days of 2016. Although our defensive sector positioning was generally beneficial to performance, many of our stock selection decisions ultimately hurt portfolio performance until midway through the period. During that time frame, we increased our holdings in stronger-performing areas, including basic materials and energy-related stocks, as well as increased the fund’s emerging-market exposure. These shifts helped boost relative performance results.

Brexit, the United Kingdom’s [U.K.] referendum vote on whether to remain in or leave the European Union [EU], weighed on investor sentiment for much of June. Many had assumed that the U.K. would vote to remain in the EU, but on June 23 U.K. voters shocked the world with a 52% to 48% decision in favor of withdrawing from the EU. Following the vote, stocks were down sharply around the world before quickly staging a recovery in the final days of the month.

In this environment, the portfolio’s class IA shares delivered a return of –5.45% for the period, underperforming the portfolio’s benchmark, the MSCI EAFE Growth Index [ND], which returned –2.22%.

Can you provide examples of stocks that contributed to performance?

Royal Dutch Shell, an out-of-benchmark holding, helped performance. During the period, in early 2016, the price of oil hit a low. Royal Dutch Shell is a large integrated energy company — meaning it extracts, refines, and sells oil and fuel products. Integrated companies, because of their diversified business models, can better weather lower oil prices, in our view. In addition, Royal Dutch Shell’s new management team has been aggressive in cutting capital expenditures on drilling projects. When the price of oil rebounded during the final months of the period, Royal Dutch Shell’s shares appreciated.

An overweight to Compass Group PLC [Compass], a London-based food services company, also contributed to performance on a relative basis. Compass performed well during the period because investors considered it a classically defensive stock. Compass has historically generated a substantial portion of its revenues from its contract catering services in defensive segments like education, health care, sports/leisure, and defense. While the company is based in the United Kingdom, where the fallout from Brexit remains to be determined, it has historically derived the lion’s share of its revenue from North America.

What were some holdings that held back performance?

Permanent TSB Group Holdings [TSB], an out-of-benchmark holding, was also a detractor. TSB shares came under selling pressure because the Irish bank has been slow to rectify its underperforming loan portfolio. In addition, Brexit has now made it difficult for Permanent TSB to sell its U.K. business. The stock remained in the portfolio at the close of the period.

Yamaha, the Japanese motorcycle and boat-engine manufacturer, endured a difficult period, largely due to the yen strengthening versus the dollar. Southeast Asia is the primary market for Yamaha’s motorcycles, while the United States is the primary market for the company’s boat engines. Sales in both of these markets tend to be dollar-denominated, which means the strengthening yen usually translates into lower yen-denominated revenue and profits for Yamaha. We continued to hold the stock at period-end.

What is your outlook for international growth stocks?

Although there are risks, we are generally more positive about select emerging-market opportunities. Chinese policymakers, we believe, are more aware that economic stimulus of various kinds will continue to be necessary to support economic growth. It appears that infrastructure spending is picking up, urban housing markets are beginning to show renewed signs of growth, domestic consumer demand for goods and services is stronger, and long-term trends like government spending on pollution control will, we believe, continue to offer a variety of interesting investment opportunities.

With China appearing to be on somewhat of a better economic footing than investors had anticipated, even at the start of 2016, we believe other parts of emerging Asia are also beginning to look like attractive candidates for growth investment. In addition, emerging markets that are more closely linked to the U.S. economic recovery — such as Mexico — present attractive potential, in our view.

In the developed world, we are most worried about Japan, where the strengthening yen and seemingly successful policy-based stimulus may spell serious trouble for the market and the broader economy in the near term. In Europe, we are worried about the financials sector, which has been generally suffering from continued declines in interest rates and ongoing regulatory pressures. That said, a variety of European companies are strongly tied to the U.S. economic recovery, and these are areas that, to us, suggest attractive potential for unanticipated growth.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and the market may not favor growth-style investing. Stock prices may fall or fail to rise over time for a variety

2 Putnam VT International Growth Fund

of reasons, including general financial market conditions and factors related to a specific issuer or industry. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

Your fund’s manager

Portfolio Manager Jeffrey B. Sacknowitz, CFA, joined Putnam in 1999 and has been in the investment industry since 1993.

Your fund’s manager may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

Putnam VT International Growth Fund 3

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The two left-hand columns of the Expenses per $1,000 table show the expenses you would have paid on a $1,000 investment in your fund from 1/1/16 to 6/30/16. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the Expenses per $1,000 table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expense ratios

	Class IA	Class IB

Net expenses for the fiscal year ended
12/31/15*	1.20%	1.45%

Total annual operating expenses for the
fiscal year ended 12/31/15	1.29%	1.54%

Annualized expense ratio for the
six-month period ended 6/30/16	1.19%	1.44%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

*Reflects Putnam Management’s contractual obligation to limit expenses through 4/30/17.

Expenses per $1,000

	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 6/30/16		for the 6 months ended 6/30/16

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*†	$5.76	$6.96	$5.97	$7.22

Ending value
(after expenses)	$945.50	$944.00	$1,018.95	$1,017.70

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/16. The expense ratio may differ for each share class.

†Expenses based on actual returns are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Expenses based on a hypothetical 5% return are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

4 Putnam VT International Growth Fund

The fund’s portfolio 6/30/16 (Unaudited)

COMMON STOCKS (95.1%)*	Shares	Value

Aerospace and defense (1.5%)
Airbus Group SE (France)	4,155	$241,274

Thales SA (France)	2,678	224,755

Zodiac Aerospace (France)	4,180	98,358

		564,387
Airlines (1.4%)
International Consolidated Airlines Group SA
(Spain)	43,215	216,329

Japan Airlines Co., Ltd. (Japan)	9,800	314,546

		530,875
Automobiles (1.0%)
Fiat Chrysler Automobiles NV (Italy)	35,331	218,100

Yamaha Motor Co., Ltd. (Japan)	10,700	162,034

		380,134
Banks (3.5%)
Credicorp, Ltd. (Peru)	1,500	231,495

Grupo Financiero Banorte SAB de CV (Mexico)	61,700	344,837

ING Groep NV GDR (Netherlands)	12,293	127,771

Metro Bank PLC (United Kingdom) †	5,850	142,007

Natixis SA (France)	29,824	114,547

Permanent TSB Group Holdings PLC (Ireland) †	76,701	144,407

Turkiye Garanti Bankasi AS (Turkey)	72,623	193,791

		1,298,855
Beverages (3.9%)
Anheuser-Busch InBev SA/NV (Belgium)	8,049	1,058,038

SABMiller PLC (United Kingdom)	4,432	258,372

Vina Concha y Toro SA (Chile)	76,338	120,538

		1,436,948
Biotechnology (3.7%)
Celgene Corp. †	1,900	187,397

Grifols SA ADR (Spain)	22,260	371,074

Medivation, Inc. †	5,026	303,068

Shire PLC (United Kingdom)	7,892	485,985

		1,347,524
Capital markets (0.4%)
KKR & Co. LP	10,827	133,605

		133,605
Chemicals (1.8%)
Akzo Nobel NV (Netherlands)	7,445	468,388

Dow Chemical Co. (The)	4,300	213,753

		682,141
Commercial services and supplies (3.0%)
dorma + kaba Holding AG Class B (Switzerland)	617	430,468

Regus PLC (United Kingdom)	94,499	364,524

Tyco International PLC	7,200	306,720

		1,101,712
Communications equipment (1.1%)
Nokia OYJ (Finland) †	69,648	395,788

		395,788
Construction and engineering (1.6%)
Kumagai Gumi Co., Ltd. (Japan)	141,000	396,886

Surya Semesta Internusa Tbk PT (Indonesia)	1,395,000	66,027

Sweco AB Class B (Sweden)	6,974	120,726

		583,639
Consumer finance (0.8%)
Shriram Transport Finance Co., Ltd. (India)	16,681	298,021

		298,021
Containers and packaging (0.6%)
Smurfit Kappa Group PLC (Ireland)	10,695	237,066

		237,066

COMMON STOCKS (95.1%)* cont.	Shares	Value

Diversified financial services (1.4%)
Challenger, Ltd. (Australia)	72,560	$471,037

Euronext NV 144A (France)	1,715	63,531

		534,568
Diversified telecommunication services (5.7%)
Cellnex Telecom SAU 144A (Spain)	17,714	277,857

Com Hem Holding AB (Sweden)	48,775	413,394

Nippon Telegraph & Telephone Corp. (Japan)	14,800	694,764

Numericable-SFR SA (France)	9,484	240,058

Telecom Italia SpA RSP (Italy)	449,063	288,920

Vocus Communications, Ltd. (Australia)	28,380	182,947

		2,097,940
Electronic equipment, instruments, and components (1.2%)
Murata Manufacturing Co., Ltd. (Japan)	3,800	426,278

		426,278
Food and staples retail (2.7%)
AIN Holdings, Inc. (Japan)	7,800	603,650

Wal-Mart de Mexico SAB de CV (Mexico)	87,600	210,728

X5 Retail Group NV GDR (Russia) †	9,437	187,358

		1,001,736
Food products (6.5%)
Associated British Foods PLC (United Kingdom)	12,401	449,637

Barry Callebaut AG (Switzerland)	241	295,990

Kerry Group PLC Class A (Ireland)	5,179	460,148

Nomad Foods, Ltd. (United Kingdom) †	23,840	190,243

Orkla ASA (Norway)	37,619	333,222

S Foods, Inc. (Japan)	5,700	152,287

Salmar ASA (Norway)	5,629	168,094

Tokyo Electric Power Company Holdings, Inc. (Norway) S	39,634	331,119

		2,380,740
Health-care equipment and supplies (0.7%)
Sartorius AG (Preference) (Germany)	3,588	262,997

		262,997
Health-care technology (1.1%)
CompuGroup Medical SE (Germany)	9,419	391,677

		391,677
Hotels, restaurants, and leisure (3.7%)
Ardent Leisure Group (Units) (Australia)	69,379	97,847

Compass Group PLC (United Kingdom)	42,923	818,181

Cox & Kings, Ltd. (India)	62,848	157,305

Dalata Hotel Group PLC (Ireland) †	71,551	288,631

		1,361,964
Household durables (0.9%)
Basso Industry Corp. (Taiwan)	88,000	250,670

Berkeley Group Holdings PLC (United Kingdom)	2,749	93,581

		344,251
Household products (1.6%)
Henkel AG & Co. KGaA (Preference) (Germany)	4,813	585,258

		585,258
Insurance (4.8%)
Admiral Group PLC (United Kingdom)	8,939	243,985

AIA Group, Ltd. (Hong Kong)	127,200	766,489

Anicom Holdings, Inc. (Japan)	10,500	294,071

Prudential PLC (United Kingdom)	17,257	293,987

St James’s Place PLC (United Kingdom)	16,179	173,296

		1,771,828
Internet and catalog retail (1.5%)
Amazon.com, Inc. †	375	268,358

Ctrip.com International, Ltd. ADR (China) †	3,000	123,600

Delivery Hero Holding GmbH (acquired 6/12/15,
cost $177,146) (Private) (Germany) † ∆∆ F	23	143,765

FabFurnish GmbH (acquired 8/2/13,
cost $1) (Private) (Brazil) † ∆∆ F	1	1

Putnam VT International Growth Fund 5

COMMON STOCKS (95.1%)* cont.	Shares	Value

Internet and catalog retail cont.
Global Fashion Holding SA (acquired 8/2/13,
cost $65,824) (Private) (Brazil) † ∆∆ F	1,554	$11,107

New Bigfoot Other Assets GmbH (acquired 8/2/13,
cost $1) (Private) (Brazil) † ∆∆ F	1	1

New Middle East Other Assets GmbH (acquired
8/2/13, cost $1) (Private) (Brazil) † ∆∆ F	1	1

		546,833
Internet software and services (3.2%)
Alibaba Group Holding, Ltd. ADR (China) † S	4,299	341,899

Criteo SA ADR (France) † S	5,400	247,968

Facebook, Inc. Class A †	1,700	194,276

Tencent Holdings, Ltd. (China)	16,700	380,455

		1,164,598
IT Services (1.1%)
Sopra Steria Group (France)	1,732	179,758

Worldpay Group PLC (United Kingdom) †	57,421	209,007

		388,765
Life sciences tools and services (0.7%)
Clinigen Group PLC (United Kingdom)	31,629	256,177

		256,177
Media (4.7%)
Global Mediacom Tbk PT (Indonesia)	2,924,200	219,182

ITV PLC (United Kingdom)	114,296	276,097

Nippon Television Holdings, Inc. (Japan)	18,000	294,852

Stroeer SE & Co. KGaA (Germany) S	4,057	185,685

WPP PLC (United Kingdom)	23,650	491,038

Zee Entertainment Enterprises, Ltd. (India)	41,562	282,240

		1,749,094
Metals and mining (0.8%)
Dominion Diamond Corp. (Canada)	9,600	84,864

Northern Star Resources, Ltd. (Australia)	55,989	206,743

		291,607
Multi-utilities (1.3%)
Veolia Environnement SA (France)	21,704	471,509

		471,509
Oil, gas, and consumable fuels (2.6%)
EOG Resources, Inc.	3,700	308,654

Royal Dutch Shell PLC Class A (United Kingdom)	23,151	632,101

		940,755
Personal products (0.4%)
Kao Corp. (Japan)	2,700	155,814

		155,814
Pharmaceuticals (8.4%)
Allergan PLC †	1,950	450,626

Astellas Pharma, Inc. (Japan)	27,300	427,226

AstraZeneca PLC (United Kingdom)	5,565	331,279

Aurobindo Pharma, Ltd. (India)	19,142	210,475

Jazz Pharmaceuticals PLC †	1,203	169,996

Novartis AG (Switzerland)	11,568	951,627

Roche Holding AG (Switzerland)	1,176	310,500

Shionogi & Co., Ltd. (Japan)	4,200	228,418

		3,080,147
Real estate investment trusts (REITs) (2.3%)
Hibernia REIT PLC (Ireland)	285,690	426,273

Japan Hotel REIT Investment Corp (Japan)	495	416,100

		842,373
Real estate management and development (1.8%)
Foxtons Group PLC (United Kingdom)	103,222	152,248

Kennedy-Wilson Holdings, Inc.	14,510	275,110

Mitsui Fudosan Co., Ltd. (Japan)	10,000	228,280

		655,638

COMMON STOCKS (95.1%)* cont.			Shares	Value

Road and rail (0.9%)
ComfortDelgro Corp., Ltd. (Singapore)			164,600	$337,364

				337,364
Semiconductors and semiconductor equipment (1.4%)
ASML Holding NV (Netherlands)			1,511	149,775

SK Hynix, Inc. (South Korea)			5,240	148,931

Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)			42,000	212,376

				511,082
Software (2.9%)
COLOPL, Inc. (Japan)			10,000	197,799

Mobileye NV (Israel) † S			6,000	276,840

NetSuite, Inc. †			1,500	109,200

Nintendo Co., Ltd. (Japan)			2,200	313,907

RIB Software AG (Germany) S			19,376	188,095

				1,085,841
Technology hardware, storage, and peripherals (0.3%)
Casetek Holdings, Ltd. (Taiwan)			34,000	119,184

				119,184
Textiles, apparel, and luxury goods (0.8%)
Luxottica Group SpA (Italy)			6,260	305,021

				305,021
Thrifts and mortgage finance (0.9%)
Housing Development Finance Corp., Ltd.
(HDFC) (India)			17,551	327,484

				327,484
Tobacco (1.2%)
Japan Tobacco, Inc. (Japan)			10,700	428,648

				428,648
Trading companies and distributors (1.5%)
Ashtead Group PLC (United Kingdom)			26,269	376,990

Wolseley PLC (United Kingdom)			3,752	194,448

				571,438
Transportation infrastructure (0.4%)
Sumitomo Warehouse Co., Ltd. (The) (Japan)			33,000	163,571

				163,571
Water utilities (0.8%)
China Water Affairs Group, Ltd. (China)			506,000	292,896

				292,896
Wireless telecommunication services (0.6%)
Vodafone Group PLC (United Kingdom)			75,027	228,393

				228,393

Total common stocks (cost $33,992,795)				$35,064,164

WARRANTS (1.0%)* †	Expiration date	Strike price	Warrants	Value

Gree Electric Appliances, Inc.
144A (China) F	7/24/17	$0.00	40,400	$153,524

Wuliangye Yibin Co., Ltd.
144A (China)	4/17/17	0.00	46,600	228,174

Total warrants (cost $313,701)				$381,698

PURCHASED OPTIONS		Expiration	Contract
OUTSTANDING (—%)*		date/strike price	amount	Value

FTSE 100 Index (Put)		Jul-16/6,058.33	GBP 449	$9,166

Total purchased options outstanding (cost $59,416)				$9,166

SHORT-TERM INVESTMENTS (7.4%)*			Shares	Value

Putnam Cash Collateral Pool, LLC 0.64% [d]			1,297,017	$1,297,017

Putnam Short Term Investment Fund 0.47% L			1,331,334	1,331,334

SSgA Prime Money Market Fund Class N 0.39% P			110,000	110,000

Total short-term investments (cost $2,738,351)				$2,738,351

Total investments (cost $37,104,263)				$38,193,379

6 Putnam VT International Growth Fund

Key to holding’s currency abbreviations

GBP	British Pound

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
GDR	Global Depository Receipts: represents ownership of foreign secu-
rities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2016 through June 30, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $36,882,585.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $154,875, or less than 0.1% of net assets.

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $30,797 to cover certain derivative contracts and the settlement of certain securities.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United Kingdom	18.1%	Hong Kong	2.1%

Japan	16.0	Netherlands	2.0

United States	11.6	Taiwan	1.6

Switzerland	5.4	Mexico	1.5

France	5.1	Sweden	1.5

Germany	4.8	Finland	1.1

Ireland	4.2	Singapore	0.9

China	4.1	Indonesia	0.8

India	3.5	Israel	0.8

Belgium	2.9	Peru	0.6

Australia	2.6	Turkey	0.5

Spain	2.4	Russia	0.5

Norway	2.3	Other	0.9

Italy	2.2	Total	100.0%

FORWARD CURRENCY CONTRACTS at 6/30/16 (aggregate face value $13,067,662) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.

	Australian Dollar	Sell	7/21/16	$189,693	$192,592	$2,899

	British Pound	Sell	9/21/16	133,623	144,752	11,129

	Canadian Dollar	Buy	7/21/16	402,519	400,730	1,789

	Euro	Buy	9/21/16	836,005	842,704	(6,699)

Barclays Bank PLC

	British Pound	Sell	9/21/16	93,123	102,511	9,388

	Euro	Sell	9/21/16	608,641	614,944	6,303

	Hong Kong Dollar	Buy	8/18/16	73,423	73,243	180

	Japanese Yen	Sell	8/18/16	179,715	174,283	(5,432)

	Singapore Dollar	Buy	8/18/16	206,137	207,896	(1,759)

	Swiss Franc	Sell	9/21/16	59,249	58,554	(695)

Citibank, N.A.

	British Pound	Buy	9/21/16	169,860	181,244	(11,384)

	Danish Krone	Buy	9/21/16	485,867	487,304	(1,437)

	Euro	Sell	9/21/16	311,276	312,715	1,439

	Japanese Yen	Buy	8/18/16	1,791,741	1,765,939	25,802

	Mexican Peso	Sell	7/21/16	457,777	475,256	17,479

Credit Suisse International

	British Pound	Sell	9/21/16	264,716	286,522	21,806

	Canadian Dollar	Sell	7/21/16	294,535	290,687	(3,848)

	Euro	Buy	9/21/16	69,222	69,751	(529)

	Japanese Yen	Sell	8/18/16	798,472	766,090	(32,382)

	Norwegian Krone	Buy	9/21/16	108,626	109,009	(383)

	Swiss Franc	Sell	9/21/16	126,008	124,532	(1,476)

Putnam VT International Growth Fund 7

FORWARD CURRENCY CONTRACTS at 6/30/16 (aggregate face value $13,067,662) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Goldman Sachs International

	Australian Dollar	Buy	7/21/16	$427,387	$427,948	$(561)

	Euro	Sell	9/21/16	218,238	222,093	3,855

HSBC Bank USA, National Association

	British Pound	Sell	9/21/16	164,132	177,668	13,536

	Canadian Dollar	Buy	7/21/16	195,531	192,749	2,782

JPMorgan Chase Bank N.A.

	British Pound	Sell	9/21/16	314,275	347,656	33,381

	Canadian Dollar	Sell	7/21/16	46,444	42,971	(3,473)

	Japanese Yen	Buy	8/18/16	146,747	141,542	5,205

	Norwegian Krone	Sell	9/21/16	539,712	541,175	1,463

	Singapore Dollar	Sell	8/18/16	59,660	54,404	(5,256)

	South Korean Won	Sell	8/18/16	185,114	187,043	1,929

	Swedish Krona	Buy	9/21/16	123,077	123,551	(474)

	Swiss Franc	Buy	9/21/16	543,428	536,011	7,417

State Street Bank and Trust Co.

	British Pound	Sell	9/21/16	91,258	94,950	3,692

	Euro	Buy	9/21/16	136,329	137,351	(1,022)

	Hong Kong Dollar	Buy	8/18/16	108,605	108,604	1

	Israeli Shekel	Sell	7/21/16	32,138	32,911	773

	Japanese Yen	Buy	8/18/16	212,054	202,937	9,117

	Swedish Krona	Buy	9/21/16	106,664	108,845	(2,181)

	Swiss Franc	Buy	9/21/16	879,484	861,755	17,729

UBS AG

	Australian Dollar	Sell	7/21/16	23,926	14,511	(9,415)

	Euro	Buy	9/21/16	556	561	(5)

	Swiss Franc	Buy	9/21/16	539,005	532,856	6,149

WestPac Banking Corp.

	Canadian Dollar	Sell	7/21/16	150,325	148,182	(2,143)

	Japanese Yen	Sell	8/18/16	152,769	148,130	(4,639)

Total						$110,050

WRITTEN OPTIONS
OUTSTANDING at 6/30/16	Expiration	Contract
(premiums $40,322) (Unaudited)	date/strike price	amount	Value

FTSE 100 Index (Put)	Jul-16/5,933.42	GPB 449	$6,317

Total			$6,317

8 Putnam VT International Growth Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer discretionary	$391,958	$4,140,464	$154,875

Consumer staples	521,509	5,467,635	—

Energy	308,654	632,101	—

Financials	985,047	4,877,325	—

Health care	1,482,161	3,856,361	—

Industrials	306,720	3,546,266	—

Information technology	1,170,183	2,921,353	—

Materials	298,617	912,197	—

Telecommunication services	—	2,326,333	—

Utilities	—	764,405	—

Total common stocks	5,464,849	29,444,440	154,875

Purchased options outstanding	—	9,166	—

Warrants	—	381,698	—

Short-term investments	1,441,334	1,297,017	—

Totals by level	$6,906,183	$31,132,321	$154,875

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$110,050	$—

Written options outstanding	—	(6,317)	—

Totals by level	$—	$103,733	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers between Level 1 and Level 2 within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The following is a reconciliation of Level 3 assets as of the close of the reporting period:

				Change in net
		Accrued		unrealized
Investments in	Balance as of	discounts/	Realized	appreciation/	Cost of	Proceeds	Total transfers	Total transfers	Balance as of
securities:	12/31/15	premiums	gain/(loss)	(depreciation)#	purchases	from sales	into Level 3†	out of Level 3†	6/30/16

Common stocks*:

Consumer discretionary	$193,322	$—	$—	$(38,447)	$—	$—	$—	$—	$154,875

Financials	245,755	—	—	(103,748)	—	—	—	(142,007)	—

Total common stocks	$439,077	—	—	$(142,195)	—	—	—	$(142,007)	$154,875

Totals	$439,077	$—	$—	$(142,195)	$—	$—	$—	$(142,007)	$154,875

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

† Transfers during the reporting period are accounted for using the end of period market value and did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

# Includes $38,447 related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

The accompanying notes are an integral part of these financial statements.

Putnam VT International Growth Fund 9

Statement of assets and liabilities
6/30/16 (Unaudited)

Assets

Investment in securities, at value, including $1,279,614 of securities on loan (Note 1):

Unaffiliated issuers (identified cost $34,475,912)	$35,565,028

Affi liated issuers (identified cost $2,628,351) (Notes 1 and 5)	2,628,351

Cash	14,880

Foreign currency (cost $149,104) (Note 1)	149,386

Foreign tax reclaim	17,866

Dividends, interest and other receivables	95,935

Receivable for shares of the fund sold	36,065

Receivable for investments sold	6,867

Receivable for investor servicing fees (Note 2)	647

Unrealized appreciation on forward currency contracts (Note 1)	205,243

Total assets	38,720,268

Liabilities

Payable for investments purchased	149,141

Payable for shares of the fund repurchased	52,385

Payable for compensation of Manager (Note 2)	6,215

Payable for custodian fees (Note 2)	13,728

Payable for Trustee compensation and expenses (Note 2)	68,440

Payable for administrative services (Note 2)	148

Payable for distribution fees (Note 2)	2,449

Unrealized depreciation on forward currency contracts (Note 1)	95,193

Written options outstanding, at value (premiums $40,322) (Notes 1 and 3)	6,317

Collateral on securities loaned, at value (Note 1)	1,297,017

Collateral on certain derivative contracts, at value (Note 1)	110,000

Other accrued expenses	36,650

Total liabilities	1,837,683

Net assets	$36,882,585

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$70,993,581

Undistributed net investment income (Note 1)	117,125

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(35,458,687)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	1,230,566

Total — Representing net assets applicable to capital shares outstanding	$36,882,585

Computation of net asset value Class IA

Net assets	$25,039,398

Number of shares outstanding	1,406,455

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$17.80

Computation of net asset value Class IB

Net assets	$11,843,187

Number of shares outstanding	667,135

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$17.75

The accompanying notes are an integral part of these financial statements.

10 Putnam VT International Growth Fund

Statement of operations
Six months ended 6/30/16 (Unaudited)

Investment income

Dividends (net of foreign taxes paid and refunded of $53,018)	$486,010

Interest (including interest income of $1,730 from investments in affiliated issuers) (Note 5)	1,799

Securities lending (Note 1)	16,104

Total investment income	503,913

Expenses

Compensation of Manager (Note 2)	174,313

Investor servicing fees (Note 2)	13,251

Custodian fees (Note 2)	19,443

Trustee compensation and expenses (Note 2)	2,298

Distribution fees (Note 2)	15,018

Administrative services (Note 2)	437

Auditing and tax fees	31,091

Other	13,245

Fees waived and reimbursed by Manager (Note 2)	(29,305)

Total expenses	239,791

Expense reduction (Note 2)	(3,660)

Net expenses	236,131

Net investment income	267,782

Net realized loss on investments (Notes 1 and 3)	(1,525,864)

Net realized loss on swap contracts (Note 1)	(23,464)

Net realized gain on foreign currency transactions (Note 1)	271,759

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(52,571)

Net unrealized depreciation of investments and written options during the period	(1,284,933)

Net loss on investments	(2,615,073)

Net decrease in net assets resulting from operations	$(2,347,291)

Statement of changes in net assets

	Six months ended	Year ended
	6/30/16*	12/31/15

Decrease in net assets

Operations:

Net investment income	$267,782	$332,557

Net realized gain (loss) on investments and foreign currency transactions	(1,277,569)	1,375,466

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(1,337,504)	(977,128)

Net increase (decrease) in net assets resulting from operations	(2,347,291)	730,895

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(322,695)	—

Class IB	(114,047)	—

Decrease from capital share transactions (Note 4)	(2,380,253)	(5,528,722)

Total decrease in net assets	(5,164,286)	(4,797,827)

Net assets:

Beginning of period	42,046,871	46,844,698

End of period (including undistributed net investment income of $117,125 and $286,085, respectively)	$36,882,585	$42,046,871

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Putnam VT International Growth Fund 11

Financial highlights (For a common share outstanding throughout the period)

					LESS
INVESTMENT OPERATIONS:					DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c,d,e]	Ratio of net investment income (loss) to average net assets (%)[e]	Portfolio turnover (%)

Class IA

6/30/16†	$19.06	.13	(1.17)	(1.04)	(.22)	(.22)	—	$17.80	(5.45)*	$25,039	.59*[f]	.75*[f]	54*

12/31/15	18.81	.16	.09	.25	—	—	—	19.06	1.33	28,751	1.19	.80	83

12/31/14	20.05	.19	(1.37)	(1.18)	(.06)	(.06)	—	18.81	(5.90)	32,259	1.22	.93	98

12/31/13	16.56	.13	3.59	3.72	(.23)	(.23)	—	20.05	22.70	40,518	1.24	.73	125

12/31/12	13.89	.16	2.77	2.93	(.26)	(.26)	—	16.56	21.24	38,600	1.24	1.08	114

12/31/11	17.28	.19	(3.15)	(2.96)	(.43)	(.43)	—[g]	13.89	(17.65)	38,885	1.24	1.14	112

Class IB

6/30/16†	$18.98	.11	(1.17)	(1.06)	(.17)	(.17)	—	$17.75	(5.60)*	$11,843	.72*[f]	.62*[f]	54*

12/31/15	18.77	.11	.10	.21	—	—	—	18.98	1.12	13,296	1.44	.55	83

12/31/14	20.01	.13	(1.36)	(1.23)	(.01)	(.01)	—	18.77	(6.15)	14,585	1.47	.67	98

12/31/13	16.53	.09	3.58	3.67	(.19)	(.19)	—	20.01	22.37	18,318	1.49	.49	125

12/31/12	13.85	.13	2.77	2.90	(.22)	(.22)	—	16.53	21.01	17,549	1.49	.83	114

12/31/11	17.24	.15	(3.15)	(3.00)	(.39)	(.39)	—[g]	13.85	(17.90)	17,359	1.49	.90	112

* Not annualized.

† Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c The charges and expenses at the insurance company separate account level are not reflected.

d Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

e Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

6/30/16	0.08%

12/31/15	0.09

12/31/14	0.05

12/31/13	0.03

12/31/12	0.05

12/31/11	0.02

f Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets (Note 2).

g Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

The accompanying notes are an integral part of these financial statements.

12 Putnam VT International Growth Fund

Notes to financial statements 6/30/16 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from January 1, 2015 through June 30, 2016.

Putnam VT International Growth Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek long-term capital appreciation. The fund invests mainly in common stocks of companies of any size in established and emerging markets outside the United States. The fund invests mainly in growth stocks, which are issued by companies whose earnings are expected to grow faster than those of similar firms and whose business growth and other characteristics may lead to an increase in stock price. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after

Putnam VT International Growth Fund 13

translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging currency exposures.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount to gain exposure to a basket of securities.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $26,865 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $1,297,017 and the value of securities loaned amounted to $1,279,614.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and a $235.5 million unsecured uncommitted line of credit provided by State Street. Borrowings may be made for temporary or emergency purposes, including the

14 Putnam VT International Growth Fund

funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.16% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At December 31, 2015, the fund had a capital loss carryover of $33,992,383 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$33,992,383	N/A	$33,992,383	12/31/16

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $37,292,974, resulting in gross unrealized appreciation and depreciation of $4,170,144 and $3,269,739, respectively, or net unrealized appreciation of $900,405.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 39.4% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end funds, sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

1.080%	of the first $5 billion,
1.030%	of the next $5 billion,
0.980%	of the next $10 billion,
0.930%	of the next $10 billion,
0.880%	of the next $50 billion,
0.860%	of the next $50 billion,
0.850%	of the next $100 billion and
0.845%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.461% of the fund’s average net assets.

Putnam Management has contractually agreed, through April 30, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $ 28,711 as a result of this limit.

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. For the reporting period, Putnam Management voluntarily waived $594.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.07% of the

Putnam VT International Growth Fund 15

fund’s average daily net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$9,024
Class IB	4,227

Total	$13,251

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $5 under the expense offset arrangements and by $3,655 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $28, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class IB	$15,018

Note 3 — Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$20,279,706	$22,813,146

U.S. government securities (Long-term)	—	—

Total	$20,279,706	$22,813,146

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Written option transactions during the reporting period are summarized as follows:

		Written option	Written option
		contract amounts	premiums

Written options outstanding at
beginning of the reporting period	GBP	—	$—

Options opened	GBP	449	40,322

Options exercised	GBP	—	—

Options expired	GBP	—	—

Options closed	GBP	—	—

Written options outstanding at
end of the reporting period	GBP	449	$40,322

Note 4 — Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Six months ended 6/30/16		Year ended 12/31/15		Six months ended 6/30/16		Year ended 12/31/15

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	15,497	$268,538	76,538	$1,528,005	17,453	$309,458	29,281	$567,557

Shares issued in connection with
reinvestment of distributions	17,828	322,695	—	—	6,315	114,047	—	—

	33,325	591,233	76,538	1,528,005	23,768	423,505	29,281	567,557

Shares repurchased	(135,023)	(2,381,338)	(283,518)	(5,543,777)	(57,260)	(1,013,653)	(105,709)	(2,080,507)

Net decrease	(101,698)	$(1,790,105)	(206,980)	$(4,015,772)	(33,492)	$(590,148)	(76,428)	$(1,512,950)

Note 5 — Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the beginning of				Fair value at the end of the
Name of affiliate	the reporting period	Purchase cost	Sale proceeds	Investment income	reporting period

Putnam Short Term Investment Fund*	$1,076,070	$7,498,636	$7,243,372	$1,730	$1,331,334

Total	$1,076,070	$7,498,636	$7,243,372	$1,730	$1,331,334

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

16 Putnam VT International Growth Fund

Note 6 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7 — Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$300

Written equity option contracts (contract amount) (Note 3)	$200

Forward currency contracts (contract amount)	$16,200,000

OTC total return swap contracts (notional)	$—*

Warrants (number of warrants)	87,000

* For the reporting period there were no holdings at the end of each fiscal quarter and the transactions were considered minimal.

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not accounted
for as hedging instruments	Statement of assets and		Statement of assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Foreign exchange contracts	Receivables	$205,243	Payables	$95,193

Equity contracts	Investments, Receivables	390,864	Payables	6,317

Total		$596,107		$101,510

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted
for as hedging instruments		Forward currency
under ASC 815	Warrants	contracts	Swaps	Total

Foreign exchange contracts	$—	$257,741	$—	$257,741

Equity contracts	(15,837)	—	(23,464)	$(39,301)

Total	$(15,837)	$257,741	$(23,464)	$218,440

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted
for as hedging instruments			Forward currency
under ASC 815	Warrants	Options	contracts	Total

Foreign exchange contracts	$—	$—	$(51,153)	$(51,153)

Equity contracts	61,581	(16,245)	—	$45,336

Total	$61,581	$(16,245)	$(51,153)	$(5,817)

Putnam VT International Growth Fund 17

Note 8 — Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

Assets:

Forward currency contracts#	$15,817	$15,871	$44,720	$21,806	$3,855	$16,318	$49,395	$31,312	$6,149	$—	$205,243

Purchased options** #	—	—	9,166	—	—	—	—	—	—	—	9,166

Total Assets	$15,817	$15,871	$53,886	$21,806	$3,855	$16,318	$49,395	$31,312	$6,149	$—	$214,409

Liabilities:

Forward currency contracts#	6,699	7,886	12,821	38,618	561	—	9,203	3,203	9,420	6,782	95,193

Written options #	—	—	6,317	—	—	—	—	—	—	—	6,317

Total Liabilities	$6,699	$7,886	$19,138	$38,618	$561	$—	$9,203	$3,203	$9,420	$6,782	$101,510

Total Financial and Derivative
Net Assets	$9,118	$7,985	$34,748	$(16,812)	$3,294	$16,318	$40,192	$28,109	$(3,271)	$(6,782)	$112,899

Total collateral received (pledged)† ##	$—	$—	$34,748	$—	$—	$—	$—	$—	$—	$—

Net amount	$9,118	$7,985	$—	$(16,812)	$3,294	$16,318	$40,192	$28,109	$(3,271)	$(6,782)

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

18 Putnam VT International Growth Fund	Putnam VT International Growth Fund 19

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2016, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to an additional request made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2016, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 24, 2016 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2016. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam

20 Putnam VT International Growth Fund

Management have implemented a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). This expense limitation attempts to maintain competitive expense levels for the funds. Most funds had sufficiently low expenses that this expense limitation was not operative. However, in the case of your fund, this expense limitation was operative during its fiscal year ending in 2015. Putnam Management has agreed to maintain this expense limitation until at least April 30, 2018. Putnam Management’s support for this expense limitation arrangement was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the fourth quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the fifth quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2015. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Lipper as of December 31, 2015 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, sub-advised third-party mutual funds, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2015 was a year of mixed performance results for the Putnam funds, with generally strong results for the international equity, global sector and global asset allocation funds, but generally disappointing results for the U.S. and small-cap equity, Spectrum and fixed income funds. They noted that the longer-term performance of the Putnam funds generally continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 18th-best performing mutual fund complex out of 58 complexes for the five-year period ended December 31, 2015. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2015 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class IA share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper VP (Underlying Funds) — International Multi-Cap Growth Funds) for

Putnam VT International Growth Fund 21

the one-year, three-year and five-year periods ended December 31, 2015 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	Three-year period	Five-year period

2nd	2nd	3rd

Over the one-year, three-year and five-year periods ended December 31, 2015, there were 74, 72 and 69 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

22 Putnam VT International Growth Fund

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Putnam VT International Growth Fund 23

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24 Putnam VT International Growth Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission’s [SEC] website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Liaquat Ahamed
Boston, MA 02109	P.O. Box 8383	Ravi Akhoury
	Boston, MA 02266-8383	Barbara M. Baumann
Investment Sub-Advisors	1-800-225-1581	Robert J. Darretta
Putnam Investments Limited		Katinka Domotorffy
57–59 St James’s Street	Custodian	John A. Hill
London, England SW1A 1LD	State Street Bank and Trust Company	Paul L. Joskow
Kenneth R. Leibler
The Putnam Advisory Company, LLC	Legal Counsel	Robert E. Patterson
One Post Office Square	Ropes & Gray LLP	George Putnam, III
Boston, MA 02109		Robert L. Reynolds
W. Thomas Stephens
Marketing Services
Putnam Retail Management
One Post Office Square
Boston, MA 02109

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam VT International Growth Fund 25

This report has been prepared for the shareholders	H514
of Putnam VT International Growth Fund.	VTSA010 301621 8/16

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: August 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: August 26, 2016

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: August 26, 2016